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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 9, 2003


                           BLUE RIVER BANCSHARES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


              Indiana                     0-24501                 35-2016637
----------------------------      ------------------------   -------------------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)


       29 East Washington Street
           Shelbyville, Indiana                                     46176
       -------------------------                                  --------
(Address of Principal Executive Offices)                          Zip Code


                                 (317) 398-9721
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

         Attached hereto as Exhibit 99.1 is a copy of the Registrant's press release announcing that the Registrant has entered into a Stock Purchase Agreement with Unified Financial Services, Inc., pursuant to which the Registrant will acquire the outstanding shares of common stock of Unified Banking Company, a wholly-owned subsidiary of Unified Financial Services, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

          2.1      Stock Purchase Agreement, dated June 9, 2003

         99.1      Press Release, dated June 9, 2003




                                     * * * *


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLUE RIVER BANCSHARES, INC.
                                        (Registrant)


Date: June 9, 2003                      By:   /s/ Lawrence T. Toombs
                                              ----------------------------------
                                              Lawrence T. Toombs, President


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                                INDEX TO EXHIBITS


Exhibit No.      Description
 2.1             Stock Purchase Agreement, dated June 9, 2003

99.1             Press Release, dated June 9, 2003